                                                                    EXHIBIT 10.2

                                   FHHS, LLC,
                      a Michigan Limited Liability Company

                               PURCHASE AGREEMENT

      This Purchase Agreement (this "Agreement") is made as of July 1, 2005, by and between HOME CARE PARTNERS, LLC, a Michigan limited liability company with offices at 401 S. Old Woodward, Suite 400, Birmingham, Michigan 48009 ("Seller") and FAMILY HOME HEALTH SERVICES, INC., a Nevada corporation with offices at 801
W. Ann Arbor Trail, Suite 200, Plymouth, Michigan 48170 ("Buyer").

                                    RECITALS

      A. Seller wishes to sell to Buyer all of its interest in those One Thousand (1,000) issued and outstanding Units ("Units") of FHHS, LLC, a Michigan limited liability company, (the "Company") beneficially owned by it.

      B. Buyer wishes to purchase such Units from Seller on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration for the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Sale of Stock. At the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller's interest in and to the One Thousand (1,000) issued and outstanding Units of the Company owned beneficially or of record by Seller as set forth on Schedule A (the "Units"). At the Closing, Seller shall deliver to Couzens, Lansky, Fealk, Ellis, Roeder & Lazar, PC ("Escrow Agent") all of the written evidence representing the Units, endorsed in blank or otherwise in transferable form satisfactory to counsel for Buyer. Seller shall retain a first secured position in the Units pursuant to a Pledge Agreement and an Escrow Agreement substantially identical to Exhibits 1 and 2, respectively, attached hereto, to secure Seller's rights hereunder.

      Purchase Price. As consideration for the purchase of the Units and other obligations of Seller hereunder, Buyer shall deliver to each of the Seller Four Hundred Fifty Thousand Dollars ($450,000.00) by a cashier's or certified check payable as follows: Thirty-three Thousand, Five Hundred forty-nine and 48/100 dollars ($33,549.48) at the closing and Thirty-three Thousand, Four Hundred seventy-five and 46/100 dollars ($33,475.46) on the first day of each calendar month thereafter until paid in full, which balance shall bear interest at the Interest Rate. "Interest Rate" shall mean that annual rate of interest equal to the greater of (1) the minimum interest rate per annum pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, necessary to avoid imputed interest; or (2) the lesser of: (a) the maximum lawful rate; or (b) eight percent (8%) per annum. An Amortization Schedule is attached as Exhibit 3. This obligation shall be evidenced by a Secured Promissory substantially identical to Exhibit 4 attached hereto.

2. Closing and Consideration. The Closing of the transactions provided herein (the "Closing") shall take place on or before June 10, 2005 (the "Closing Date"). The Closing shall take place at the offices of Couzens, Lansky, Fealk, Ellis, Roeder & Lazar, P.C., Farmington Hills, Michigan, and shall be effective as of the opening of business on the Closing Date.

3. Representations and Warranties of Seller and Timothy Dengel. Seller, and in consideration of the sum of one dollar and other valuable consideration paid to Timothy Dengel, which consideration is hereby acknowledged and confessed as adequate by Timothy Dengel, Timothy Dengel hereby represents and warrants to Buyer as follows:

      3.1. Organization. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Michigan, has full power and authority to own all of its property and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in all jurisdictions where the ownership or leasing of property by it or the conduct of its business requires it to be so qualified. Seller shall deliver to Buyer true, complete, and correct copies of (i) the Articles of Organization of the Company, as amended to date, and (ii) the Operating Agreement of the Company, as amended to date, if any (collectively the Company's "Governing Documents").

      3.2. Authorization of Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by the Seller, and all action by the Seller necessary for the authorization and consummation of the transactions contemplated hereby has been taken.

      3.3. Valid and Binding Agreement. This Agreement has been validly executed and delivered by and constitutes a valid and binding obligation of the Seller enforceable in accordance with its terms.

      3.4. Ownership of the Company. Seller owns beneficially and of record One Thousand (1,000) of the Company's issued and outstanding Units, being fifty percent (50%) of the Units of the Company issued and outstanding as of the date hereof, as described on Annex A attached hereto, free and clear of liens, claims, encumbrances, options, calls, equity interests, proxies, voting agreements, trusts and other interests of any kind, other than the Company Operating Agreement. By execution hereof, Seller and Company agree that the members and the Company consent to this sale and waive any rights to acquire such Units thereunder.

      3.5. No Legal Obstacle to Agreement. To Seller's knowledge, the execution, delivery, and performance of this Agreement, the consummation of any transactions herein referred to or contemplated, and the fulfillment of the terms hereof, do not and will not conflict with, or result in a breach or violation of, or constitute a default under the Governing Documents of the Seller or any applicable law or regulation or any judgment, order, or decree binding upon Seller, or conflict with, or result in a breach or violation of, or constitute a default in the performance, observance, or fulfillment of any obligation, covenant, or condition contained in, or constitute, or, but for any requirement of notice or lapse of time or both, would constitute, an event of default by the Seller under any applicable lease, mortgage, or other contractual obligation to which Seller is bound, or result in, or require, the creation or imposition of any lien, charge, or encumbrance upon the assets of the Seller, but subject to member and Company waiver of purchase rights for the Units under the Operating Agreement of the Company.

      3.6. No Legal Proceedings. As of the date of this Agreement there is no suit, action, or other proceeding against Seller pending or (to the best knowledge of Seller) threatened before any court or governmental agency in which it is, or will be, sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement, or the transactions contemplated hereby.

4. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

      4.1. Organization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has corporate power and authority to own all of its property and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in all jurisdictions where the ownership or leasing of property by it or conduct of its business required it to be so qualified. Buyer has delivered to Seller complete and accurate copies of (i) its Articles of Incorporation as amended to date, and (ii) its By-Laws as amended to date (collectively the Buyer's "Governing Documents").

      4.2. Authorization of Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Buyer, and all corporate action necessary for the authorization and consummation of the transactions contemplated hereby has been taken.

      4.3. Valid and Binding Agreement. This Agreement has been validly executed and delivered by and constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms.

      4.4. No Legal Obstacle to Agreement. To Buyer's knowledge, the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach or violation of, or constitute a default in the performance, observance, or fulfillment of any obligation, covenant, or condition contained in, or constitute, or, but for any requirement of notice or lapse of time or both, would constitute, an event or default by Buyer under any applicable contract, lease, mortgage, or other agreement to which Buyer is a party or by which it is bound.

      4.6. No Legal Proceedings. As of the date of this Agreement there is no suit, action, or other proceeding against Buyer pending or (to the best knowledge of Buyer) threatened before any court or governmental agency in which it is, or will be, sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement, or the transactions contemplated hereby.

5. Conduct Prior to the Closing. From the date hereof through the Closing Date (unless a different period of time is otherwise indicated):

      5.1. Notification. Seller shall promptly give Buyer, and Buyer shall promptly give Seller, as the case may be, written notice of the existence or occurrence of any condition of which such party may become aware which might make any representation herein then untrue or which might prevent the consummation of the transactions contemplated hereby.

      5.2. Approvals; Conditions. Seller and Buyer shall use their best efforts to obtain from third parties all necessary approvals of this Agreement and the consummation of the transactions contemplated hereby, and to cause the conditions to Closing set forth in and to be satisfied on or prior to the Closing Date.

      5.3. Material Transactions. Seller and Buyer shall not cause the Company to enter into any transactions, commitments, or agreements which would in any way materially affect the business of the Company.

      5.4. No Solicitation. The Seller will immediately cease any existing discussions or negotiations with any third parties with respect to any sale or other transfer of the business of the Company, whether by a sale of the Units, by a sale of assets, by merger, consolidation, recapitalization, reorganization, or otherwise (an "Acquisition Transaction").

      5.5. Non-Solicitation of Employees. In order that the Buyer may have and enjoy the benefit of its acquisition of the Units, the Seller shall not, directly or indirectly, for a period of three years after the Closing, induce or attempt to persuade any current or future employee of the Company not to be employed by, or to terminate such employee's employment with, the Company, or employ any current or future employee of the Company. Nor shall Buyer solicit any employees of the Company through the Closing.

6. Conditions to Buyers' Obligations. Unless waived in writing by Buyer, in its sole discretion, all obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

      6.1. No Adverse Proceedings. No material suit, action, or other proceeding against Seller, the Company, or Buyer, or their officers or directors, shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and which in the judgment of Buyer makes the consummation of the transactions contemplated by this Agreement inadvisable.

      6.2. Consents, etc. Each party shall have received and delivered to the other all consents and approvals necessary to permit the transactions contemplated hereby to be consummated.

      6.3. Resignation . Seller shall have delivered to Buyer the resignation of each of the Seller's affiliates as directors and officers of the Company.

7. Conditions to Seller's Obligations. Unless waived in writing by Seller, in its sole discretion, all obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

      7.1. Representations, Warranties, and Covenants. Each representation and warranty of Buyer shall be true at and as of the Closing Date, shall be deemed made again at and as of such date and shall be true as so made again; Buyer shall have performed each obligation and complied with each covenant required by this Agreement to be performed or complied with by it on or prior to the Closing; and Seller shall have received from Buyer a certificate or certificates in such reasonable detail as Seller may reasonably request, signed by the President of Buyer and dated the Closing Date, to the foregoing effect.

      7.2. No Adverse Proceedings. No material suit, action, or other proceeding against the Company, Seller, or Buyer, or its officers or directors, shall be pending or threatened before any court of governmental agency seeking to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby and which in the judgment of Seller make the consummation of the transactions contemplated by this Agreement inadvisable, provided, however, that notwithstanding any such threat or institution of any such litigation or proceeding Seller shall not have the right to terminate this Agreement pursuant to this section if Buyer undertakes, pursuant to an appropriate instrument, to indemnify against, and save Seller harmless from, any and all loss, expense (including reasonable attorneys' fees), or liability whatsoever with respect to, or related to, such threat or institution of any such litigation or proceeding.

8. Termination and Confidentiality.

      8.1. Termination. This Agreement may be terminated at any time prior to the Closing as follows:

            8.1.1. By mutual agreement of Seller and Buyer, in which event there shall be no liability on the part of any of the parties or their respective officers or directors, except as otherwise set forth herein; or

            8.1.2. By either party if the Closing Date has not occurred by June 15, 2005, unless the failure to consummate the Closing by such date shall be due to the action or failure to act of the party seeking to terminate the Agreement.

      8.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant hereto, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its Affiliates, members, managers, directors, officers, or stockholders. Nothing contained in this Section shall relieve any party from liability for any breach of this Agreement.

      8.3. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties shall keep confidential any information obtained from the other party (unless in the public domain) and shall promptly return to the other party all schedules, documents, work papers, or other written information, without retaining copies thereof, previously furnished to or otherwise obtained by it as a result of this Agreement or in connection herewith.

9. Survival and Indemnification.

      9.1. Indemnification and Limitations of Seller. Seller hereby indemnifies and agrees to hold harmless Buyer in respect of any and all damage, loss, deficiency, cost, and/or expense, including interest, penalties, and reasonable attorney fees and disbursements for a breach of the representations and warranties set forth in Paragraph 4 for a period of three years from the Closing. The failure to institute a claim or cause of action within the appropriate period will constitute an absolute bar to the institution of any proceedings or actions based upon, and will constitute a waiver of, all the claims and/or causes of action not so asserted.

      9.2. Indemnification by Buyer. Buyer hereby indemnifies and agrees to hold harmless Seller at all times from and after the Closing against, and in respect of any and all damage, loss, deficiency, cost, and/or expense, including interest, penalties, and reasonable attorney fees and disbursements for a breach of the warranties set forth in Paragraph 5.

      9.3. Control of Legal Proceedings. Upon the assertion by a third party against one of the parties to this Agreement of a claim to which the indemnification provisions of this Agreement may apply, the party against whom the claim has been asserted shall promptly notify the other party or parties to this Agreement of such claim, provided that the failure to provide such prompt notice shall not affect Indemnitor's indemnification obligation except to the extent that Indemnitor is materially prejudiced by such delay. In the event that a claim involves a claim by a third party against the Indemnitee, the Indemnitee shall have the right, but not the obligation, to undertake the defense thereof. If the Indemnitee decides to undertake the defense, (i) the Indemnitor shall pay for the Indemnitee's legal fees and expenses (which will include no more than one legal counsel, unless local counsel is required) and (ii) the Indemnitee shall not settle such claim without the Indemnitor's consent (which consent shall not be unreasonably withheld) unless the Indemnitee releases the Indemnitor from all liability in respect of such action. If the Indemnitee chooses not to undertake the defense of such claim and so notifies the Indemnitor as provided above, the Indemnitor shall notify the Indemnitee in writing within ten days after the receipt of the notice referred to in this Section, if it agrees to undertake the defense thereof. If the Indemnitor so notifies the Indemnitee, then the Indemnitor shall control such defense and shall bear all costs of such defense, provided that the Indemnitee may participate in such settlement or defense through counsel chosen by it (the fees and expenses of which shall be borne by the Indemnitee). Notwithstanding anything in this Section to the contrary, the Indemnitor may, with the consent of the Indemnitee (which consent shall not be unreasonably withheld), settle or compromise any action or consent to the entry of any judgment which includes as a term thereof the delivery by the claimant or plaintiff to the Indemnitee of a duly executed written unconditional release of the Indemnitee from all liability in respect of such action, which release shall be reasonably satisfactory in form and substance to counsel for the Indemnitee. If the Indemnitor does not notify the Indemnitee within ten days after the receipt of the Indemnitee's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnitee shall have the right to contest, settle, or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. Notwithstanding the foregoing, the Indemnitee, during the period the Indemnitor is determining whether to elect to assume the defense of a matter covered by this subsection, may take such reasonable actions as it deems necessary to preserve any and all rights with respect to the matter, without such actions being construed as a waiver of the Indemnitee's rights to defense and indemnification pursuant to this Agreement.

10. Miscellaneous.

      10.1. Madison Community Hospital Debt. The Company shall continue to pay the debt owing the Madison Community Hospital with a remaining balance of $0, payable $7,836.68 on the first of each month until paid in full.

      10.2. Tax Obligation. Company shall be responsible for any tax obligations attributable to income allocable to Seller and its affiliates pursuant to the Company's 2004 and 2005 tax years. On the Closing Date, Buyer shall pay Seller a distribution with respect to Seller's Units equal to 37% of the projected income (of any nature) allocable to Seller under the 2004 and 2005 tax returns of the Company. On or before March 15, 2006, a reconciling payment shall be made based upon actual income. For purposes of determining the method of allocation, income shall be allocated in a manner to minimize any adverse impact to Seller and its affiliates.

      10.3. Amendments. Any amendment to this Agreement must be in writing and duly executed by an authorized representative of each of the parties hereto.

      10.4. Notices. All notices, requests, demands, and other communications under or in connection with this Agreement shall be delivered to the respective parties at the addresses set forth above. All such notices, requests, demands, or communications shall be mailed postage prepaid, first class mail, delivered personally, or delivered by overnight courier, and shall be sufficient and effective when delivered to or received at the address so specified. Any party may change the address at which it is to receive notice by written notice to the other parties.

      10.5. Brokers' Commission. The parties acknowledge, warrant, and represent that no Broker was involved in the consummation of this transaction. Each party hereto will indemnify and hold harmless each other party from any commission, fee, or claim of any Person, firm, or corporation employed or retained or claiming to be employed or retained by the indemnifying party to bring about, or to represent it in, the transactions hereby.

      10.6. General Provisions. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, but nothing herein, express or implied, is intended to or shall confer any rights, remedies, or benefits upon any Person other than the parties hereto. This Agreement may not be assigned by any party hereto without the written consent of each other party. This Agreement and its validity, interpretation, and effect shall be construed in accordance with and governed by the laws of the State of Michigan.

      10.7. Entire Agreement. This Agreement (including the exhibits hereto and the annexes, schedules, and other documents delivered pursuant hereto, which are a part hereof) is intended by the parties to, and does, constitute the entire agreement of the parties with respect to the transactions contemplated by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the parties.

      10.8. Execution in Counterparts. This Agreement may be executed in several counterparts, and each counterpart shall be considered as an original.

      10.9. Expenses. Except as otherwise specifically provided in this Agreement, the Sellers (and not the Company), on the one hand, and Buyer, on the other hand, shall pay their own expenses, including, without limitation, accountants', attorneys', and brokers' fees incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement. The Buyer acknowledges that all amounts paid by the Company prior to this Agreement need not be reimbursed to the Company.

      10.10. Release by Seller. Effective as of the Closing, and except with respect to any rights in connection with this Agreement or the transactions contemplated and matters referenced hereunder, Seller, for itself and its respective administrators, members affiliates, beneficiaries, successors, and assigns, hereby release and forever discharge the Company and its respective members, managers, officers, directors, agents, representatives, and employees, and the respective heirs, executors, administrators, beneficiaries, successors, and assigns of the foregoing (the Company and such other Persons being hereinafter referred to as "Buyer Releasees"), from all actions, causes of action, suits, libels, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, liens, claims, and demands whatsoever, in law or in equity, that against any of the Buyer Releasees they ever had, now have, or hereafter can, shall, or may have, with respect to any matter, cause of thing occurring on or prior to the Closing Date, whether personally, in their own right, together with any other Person, firm, corporation, or other entity derivatively or otherwise and, without limiting the foregoing, from any and all of their respective claims and rights for fees, compensation, commissions, or dividends owed to them in connection with, in respect of, or as a result of, their ownership of Units of the Company, services rendered to the Company and any and all indebtedness of the Company to Seller.

      10.11. Release by Company and Buyer. Effective as of the Closing, and except with respect to any rights in connection with this Agreement or the transactions contemplated and matters referenced hereunder, Company and Buyer, for themselves and their respective administrators, members, affiliates, beneficiaries, successors, and assigns, hereby release and forever discharge the Seller and its respective members, managers, officers, directors, agents, representatives, and employees, and the respective heirs, executors, administrators, beneficiaries, successors, and assigns of the foregoing (the Seller and such other Persons being hereinafter referred to as "Seller Releasees"), from all actions, causes of action, suits, libels, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, liens, claims, and demands whatsoever, in law or in equity, that against any of the Seller Releasees they ever had, now have, or hereafter can, shall, or may have, with respect to any matter, cause of thing occurring on or prior to the Closing Date, whether personally, in their own right, together with any other Person, firm, corporation, or other entity derivatively or otherwise and, without limiting the foregoing, from any and all of their respective claims and rights for fees, compensation, commissions, or dividends owed to them in connection with, in respect of, or as a result of, their ownership of units of the Company, services rendered to the Company and any and all indebtedness of the Company or Seller Releasees to Buyer or the Company.

      10.12. Certain Definitions.

            10.12.1. "Affiliate" shall mean, with respect to any Person, any other Person which, directly or indirectly, owns more than 10% of the voting securities or partnership interest of, or controls, or is owned or controlled by, or is under common ownership or control with, the specified Person. For purposes of this definition, the term "control" as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management of that Person, whether through ownership of voting securities or otherwise.

            10.12.2. "Lien" means any mortgage, lien, security interest, pledge, encumbrance, restriction or transferability, defect of title, charge or claim of any nature whatsoever on any property or property interest.

            10.12.3. "Person" shall mean any individual, group, corporation, partnership, or other organization or entity (including, without limitation, any Governmental Entity).

11. Escrow. The Units shall be duly endorsed (in blank) for transfer, or shall be accompanied by an assignment separate from certificate substantially identical to Exhibit 5 attached hereto endorsed (in blank) for transfer, and by all other documents necessary for an effective transfer of the Units. The Escrow Agent shall cause the ownership of the Units to be recorded in the Escrow Agent's name and shall hold the Units until the full purchase price is paid.

      11.1. Distributions and Vote. While the Units are on deposit with the Escrow Agent, and so long as the Buyer is not in default in the payment of principal or interest with respect to the purchase price, such Units shall not be deemed outstanding for any purpose.

      11.2. Delivery of Units. Upon the full payment of the purchase price by the Buyer and payment of tax monies, and full payment of indebtedness by Company to Madison Community Hospital, the Escrow Agent shall deliver to the Buyer all Units held by the Escrow Agent, duly endorsed for transfer, and all other documents necessary to transfer such Units to the Buyer.

      11.3. Default. In the event that the Buyer defaults in any payment of principal or interest with respect to the purchase price, and such default continues for a period of thirty (30) days after written notice of default is given, the Seller shall retain any and all amounts received from the Buyer as liquidated damages. In addition, the Escrow Agent shall deliver to the Seller, all the Units which is held by the Escrow Agent, which Units shall be duly endorsed for transfer, and all other documents necessary to transfer such Units to the Seller.

      11.4. Escrow Agent Fees. The fees and all other expenses of the Escrow Agent shall be borne and paid by the Buyer.

12. Operating Agreement. The parties hereto acknowledge that, despite the references to other owners, the Units in the Company were owned 500 by Kevin R. Ruark, 500 by James H. Pilkington and 1,000 by Seller. Each of the Members of the Company hereby waive any and all rights they may have had pursuant to the Operating Agreement or otherwise to acquire the Units being sold hereby and the Units previously held by Kevin R. Ruark and James H. Pilkington.

      IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed individually and by the respective officers of Buyer thereunto duly authorized, all as of the date first written above.

                         SELLER:

                         HOME CARE PARTNERS, LLC., a Michigan limited liability company

                         By: /s/ Timothy Dengel
                             ---------------------------------------------------

                         /s/ Timothy Dengel
                         -------------------------------------------------------
                         TIMOTHY DENGEL, individually as to Section 4 only

                         BUYER:

                         FAMILY HOME HEALTH SERVICES, INC., a Nevada corporation

                         By: /s/ Kevin R. Ruark
                             ---------------------------------------------------
                         KEVIN R. RUARK, President

                         By: /s/ James H. Pilkington
                             ---------------------------------------------------
                         JAMES H. PILKINGTON, Secretary

                         COMPANY:

                         FHHS, LLC., a Michigan limited liability company (as to Sections 10.1 and 10.2 and 12 only)

                         By: /s/ Kevin R. Ruark
                             ---------------------------------------------------
                         KEVIN R. RUARK

                         By: /s/ James H. Pilkington
                             ---------------------------------------------------
                         JAMES H. PILKINGTON

                         /s/ Kevin R. Ruark
                         -------------------------------------------------------
                         KEVIN R. RUARK, individually as to Section 12 only

                         /s/ James H. Pilkington
                         -------------------------------------------------------
                         JAMES H. PILKINGTON, individually as to Section
                         12 only

                                   FHHS, LLC,
                      a Michigan Limited Liability Company

                                   Addendum to
                               PURCHASE AGREEMENT

      This Addendum to Purchase Agreement (this "Addendum") is made as of July 1, 2005, by and between HOME CARE PARTNERS, LLC, a Michigan limited liability company with offices at 401 S. Old Woodward, Suite 400, Birmingham, Michigan 48009 ("Seller") and FAMILY HOME HEALTH SERVICES, INC., a Nevada corporation with offices at 801 W. Ann Arbor Trail, Suite 200, Plymouth, Michigan 48170 ("Buyer").

                                    RECITALS

      A. Seller and Buyer have entered into an Agreement for the sale and purchase of One Thousand (1,000) issued and outstanding Units ("Units") of FHHS, LLC, a Michigan limited liability company, (the "Company")("Agreement").

      B. The parties have determined the Closing will be effective at the beginning of business on July 1, 2005.

      C. The parties desire to update the Agreement and related documents to reflect the Closing date.

      NOW, THEREFORE, in consideration for the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Nothing contained in the Agreement or the related documents to the contrary, the Closing will be effective at the beginning of business on July 1, 2005.

      2. The parties acknowledge that a deposit of $33,549.48 was made on June 1, 2005 and that the August 1, 2005 payment will be delivered to Seller on July 1, 2005. The principal balance due will then be $382,901.18 and the first monthly payment will be due September 1, 2005. Interest will commence August 1, 2005.

      3. The purchase price shall be paid pursuant to the Promissory Note attached hereto as Exhibit 4 and the Amortization Schedule (Revised 6/27/2005) attached hereto as Exhibit 3.

      IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed individually and by the respective officers of Buyer thereunto duly authorized, all as of the date first written above.

                         SELLER:

                         HOME CARE PARTNERS, LLC., a Michigan limited liability company

                         By: /s/ Timothy Dengel
                             ---------------------------------------------------

                         /s/ Timothy Dengel
                         -------------------------------------------------------
                         TIMOTHY DENGEL, individually as to Section 4 only
                         And as managing member of Home Care Partners, LLC

                         BUYER:

                         FAMILY HOME HEALTH SERVICES, INC., a Nevada corporation

                         By: /s/ Kevin R. Ruark
                             ---------------------------------------------------
                         KEVIN R. RUARK, President

                         By: /s/ James H. Pilkington
                             ---------------------------------------------------
                         JAMES H. PILKINGTON, Secretary

                         COMPANY:

                         FHHS, LLC., a Michigan limited liability company (as to Sections 11.1 and 11.2 only)

                         By: /s/ Kevin R. Ruark
                             ---------------------------------------------------
                         KEVIN R. RUARK

                         By: /s/ James H. Pilkington
                             ---------------------------------------------------
                         JAMES H. PILKINGTON

                         ------------------------------------------
                         KEVIN R. RUARK, individually as to Section 13 only

                         ------------------------------------------
                         JAMES H. PILKINGTON, individually as to Section
                         13 only

                                    Page 2